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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  April 11, 2002



                            THE ARISTOTLE CORPORATION
             (Exact name of registrant as specified in its charter)


      Delaware                    0-14669                        06-1165854
----------------               -------------                --------------------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                 Identification No.)
incorporation)



                                  27 Elm Street
                               New Haven, CT 06510
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               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (203) 867-4090


                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)






                               Page 1 of 7 pages

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Item 5.   Other Events.

         On April 11, 2002, The Aristotle Corporation announced that it had reached a settlement with the Internal Revenue Service regarding a refund it had received in 1997 for a net operating loss carryback claim relating to its 1996 tax year.

         The press release regarding the settlement is incorporated herein by reference into this Item 5.


                                Page 2 of 7 pages

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Item 7.  Financial Statements and Exhibits.

(c)      Exhibits.

         99.1     Press Release, dated April 11, 2002.






                               Page 3 of 7 pages

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE ARISTOTLE CORPORATION
                                                  (Registrant)

Date: April 11, 2002                              /s/ Paul McDonald
                                                  ------------------------------
                                                  Name: Paul McDonald
                                                  Title: Chief Financial Officer




                               Page 4 of 7 pages

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                                  EXHIBIT INDEX

Exhibit                                                              Sequential
Number            Description                                        Page Number
------            -----------                                        -----------

99.1              Press Release, dated April 11, 2002, announcing        6
                  tax settlement.





                               Page 5 of 7 pages